Exhibit 13.1

Certification by the Chief Executive Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report of ENIGMATIG LIMITED (the “Company”) on Form 20-F for the year ended September 30, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Foo Chee Weng Desmond, Director, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 17, 2026

By:	/s/ Foo Chee Weng Desmond
Name:	Foo Chee Weng Desmond
Title:	Director, Chairman and Chief Executive Officer